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Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference of the previously filed Registration Statement on Form S-8 (File No. 333-90135) of fashionmall.com, Inc of our report dated February 26, 2001, relating to the consolidated financial statements of fashionmall.com, Inc. appearing in the Annual Report on Form 10K-SB for the year ended December 31, 2000.

                                                      /s/ BDO Seidman, LLP
                                                      --------------------
                                                      BDO Seidman, LLP

New York, New York
April 6, 2001